UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2006

iMergent, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On August 28, 2006, iMergent, Inc. (the “Company”) received an administrative citation (the “Citation”) from the Utah Division of Consumer Protection (the “Division”).  The Division alleges that the Company conducts seminars around the United States in violation of the Utah Business Opportunity Disclosure Act (the “Disclosure Act”).

The Company intends to contest the Citation by filing a request for a hearing.  If an adverse determination is made against the Company, the Company could be subject to a penalty of up to $2,500 and receipt of a cease and desist order.

In addition to contesting the Citation, the Company, on August 28, 2006, filed a declaratory action with the United States District Court District of Utah, Central Division seeking a declaratory judgment that (1) the Disclosure Act is unconstitutional, or (2) if constitutional, the Disclosure Act does not apply to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

By:	/s/ Robert Lewis
Robert Lewis, Chief Financial Officer

Date:	August 28, 2006